UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC
Warrants to purchase Common Stock	CYRXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 21, 2020, Cryoport, Inc., a Nevada corporation (the “Company”), entered into an agreement to acquire CRYOPDP, a leading global provider of innovative temperature-controlled logistics solutions to the clinical research, pharmaceutical and cell and gene therapy markets, headquartered in Paris, France pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) among the Company, Hivest FPCI, a limited partnership organized under the laws of France, represented by its management company, Hivest Capital Partners, a company organized under the laws of France (“Hivest”), and the other sellers listed therein (collectively, the “Sellers”). The Securities Purchase Agreement is attached hereto as Exhibit 99.1.

Under the terms of the Securities Purchase Agreement, the Company will acquire 100% of the equity interests in Advanced Therapy Logistics and Solutions, a company organized under the laws of France (“ATLAS”), which is the holding company that owns CRYOPDP (the “Transaction”).

The base purchase price under the Securities Purchase Agreement is €49,000,000 and is subject to a cash, net debt, working capital and other adjustments. The Securities Purchase Agreement includes representations and warranties, as well as certain covenants, including, among other things, that the Sellers will abide by certain non-competition and non-solicitation covenants. The Securities Purchase Agreement contains indemnification rights for the Company and each of the Sellers for breaches of representations and warranties and covenants, as well as certain other matters, subject to customary deductibles, caps and other limitations. In addition to the coverage provided in the Securities Purchase Agreement, the Company also receives the benefit of the representations and warranties and indemnification coverage from the acquisition by Hivest of CryoPDP, which was consummated in July 2020. The parties have agreed to cooperate prior to closing to obtain customary representation and warranty insurance to mitigate potential liabilities and exposures regarding the acquired business (though there is no assurance that such insurance will be secured prior to closing). The Transaction is expected to close within 60 days, subject to customary closing conditions.

The Transaction was approved unanimously by the Board of Directors of the Company and each of the Sellers.

The foregoing description of the Transaction and the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is filed herewith as Exhibit 99.1 and which is incorporated herein by reference.

The Transaction and the foregoing description of the Transaction, Securities Purchase Agreement and the transactions contemplated thereby are intended to provide information regarding the terms of the Securities Purchase Agreement and such transactions, and not to provide any other factual information about Sellers, ATLAS or the Company. The representations, warranties and covenants made by Sellers and the Company in the Securities Purchase Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, and may have been used for the purpose of allocating risk between the parties rather than for the purpose of establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Information concerning the subject matter of such representations, warranties and covenants may also change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. Accordingly, shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described in the Securities Purchase Agreement.

The foregoing description of the Transaction, Securities Purchase Agreement and the transactions contemplated thereby may contain forward-looking statements, including information about management’s view of future expectations, plans and prospects for the Company and projections concerning the combined organization following the Transaction. In particular, words such as “predicts,” “believes,” “expects,” “intends,” “seeks,” “estimates,” “plans,” “anticipates,” and “is projected to” and similar conditional expressions and future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could” are intended to identify forward-looking statements. In addition, our representatives may from time to time make oral forward-looking statements. Any such statements, other than those of historical fact, are forward-looking statements. Such statements are based on the current expectations and certain assumptions of the Company’s management. Such statements are subject to a variety of known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Company, which could cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different than those that may be expressed or implied in such statements or anticipated on the basis of historical trends. Unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update or revise these forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by the Company. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in any of the Company’s other subsequent Securities and Exchange Commission (“SEC”) filings.

Item 7.01	Regulation FD Disclosure.

On August 21, 2020, the Company issued a press release announcing the execution of the Securities Purchase Agreement. A copy of that press release is attached to this Current Report on Form 8-K as exhibit 99.2. The information in this press release shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated August 21, 2020, between Cryoport, Inc. and each of the Sellers identified therein.

99.1	Press Release dated August 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2020	Cryoport Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer